UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 April 19, 2006

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

            Utah                                           87-0500306

(State or other jurisdiction of                   (IRS Employer Identification

        incorporation)                                       Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 1.01    Entry into a Material Definitive Agreement.

2006 Equity Incentive Award Plan

At the 2006 Annual Meeting of Shareholders (the "2006 Annual Meeting") of USANA Health Sciences, Inc. (the "Company") held on April 19, 2006, the shareholders of the Company approved the USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan (the "2006 Equity Incentive Plan"). A description of the material terms of the 2006 Equity Incentive Plan was included in, and a copy of the 2006 Equity Incentive Plan was attached to, the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 14, 2006 (the "Definitive Proxy Statement"). The 2006 Equity Incentive Plan is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Articles of Incorporation

On April 20, 2006, the Company filed Amended and Restated Articles of Incorporation of the Company (the "Amended and Restated Articles") with the Division of Corporations of the State of Utah (the "Division"). The Amended and Restated Articles incorporate two amendments to the Company's Articles of Incorproation that were approved by the shareholders of the Company on April 19, 2006 at the 2006 Annual Meeting. The first amendment added a new Article V to the Company's Articles of Incorporation to provide that, to the fullest extent permitted by the Utah Revised Business Corporation Act (the "Act"), directors of the Company shall not be personally liable to the Company or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except liability for any financial benefit received by a director to which he or she is not entitled, an intentional infliction of harm on the Company or its shareholders, violations of provisions of the Act relating to unlawful distributions, or an intentional violation of criminal law (the "Liability Amendment"). The second amendment added a new Article VI to the Company's Articles of Incorporation to provide for the indemnification of officers and directors of the Company against all liabilities and expenses incurred by such persons in connection with any action, suit or proceeding by reason of the fact that they are or were serving as a director or officer of the Company, to the fullest extent permitted under the Act (the "Indemnification Amendment").

The Company had previously informed its shareholders in the Definitive Proxy Statement that if both the Liability Amendment and the Indemnification Amendment were approved by shareholders, then instead of filing an amendment to the Company's existing Articles of Incorporation with the Division, the Company would file with the Division amended and restated Articles of Incorporation containing both amendments. A copy of the Amended and Restated Articles filed with the Division is attached hereto as Exhibit 3.1 and incorporated herein by reference.

New Bylaws

Effective April 19, 2006, the Company's Board of Directors approved and adopted new Bylaws of the Company (the "Bylaws"). The Bylaws were adopted to update the Company's previous bylaws to conform to the Act. Specifically, certain of the material changes made by the Board of Directors' adoption of the Bylaws are as follows:

     o Under the Bylaws, special meetings of the shareholders can be called at the written request of any two directors. Under the Company's previous bylaws, directors could call a special meeting of shareholders only upon the request of a majority of the directors.

     o The Bylaws do not permit written notice of an annual or special shareholder meeting to be delivered more than 60 days before the date of the meeting. The Company's previous bylaws did not permit such written notice to be delivered more than 50 days before the date of the meeting.

     o The Bylaws do not permit a record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution, to be more than 70 days prior to the date on which the action requiring that the record date be set is to be taken. The Company's previous bylaws did not permit such a record date to be more than 50 days prior to the date on which the action requiring that the record date be set was to be taken.

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     o    The Bylaws do not permit shares of the Company owned directly or indirectly by another corporation to be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting, if a majority of the shares entitled to vote for the election of directors of such corporation are held by the Company. The Company's previous bylaws did not contain such a restriction.

     o The Bylaws do not permit the Board of Directors to consist of more than nine directors. The Company's previous bylaws did not contain a restriction on the maximum size of the Board of Directors.

     o The Company's previous bylaws provided that a director could be removed from the Board of Directors for cause by a vote of a majority of the Board of Directors (excluding the affected director). The Bylaws no longer permit a director to be removed from the Board of Directors by other directors.

     o The Bylaws require that the Board of Directors establish an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Company's previous bylaws did not require that the Board of Directors establish these committees.

     o The Company's previous bylaws required that the Company have a Treasurer and one or more Vice Presidents. The Bylaws no longer contain such a requirement.

     o The Bylaws require the Company to indemnify any individual who is made a party to a proceeding because he or she is or was a director or officer of the Company against liability and/or expenses that are incurred in connection with such proceeding, to the maximum extent allowed under Utah law. The Bylaws also require that the Company advance expenses to any such individual in connection with any such proceeding, to the maximum extent permissible under Utah law. The Company's previous bylaws did not permit the Company to indemnify or reimburse any such individual for any expense incurred in connection with any claim or liability arising out of his or her own negligence or willful misconduct, and did not require that the Company advance expenses to such indemnified individuals.

In addition to the changes described above, the adoption of the Bylaws made other non-material changes.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws. A copy of the bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits. (furnished herewith)

             (d) Exhibits

Exhibit No.       Description
-----------       -----------

    3.1           Amended and Restated Articles of Incorporation of the Company.
    3.2           Bylaws of the Company.
    10.1          USANA Health Sciences, Inc. 2006 Equity Incentive Award Plan.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      USANA HEALTH SCIENCES, INC.



                                      By:  /s/ Gilbert A. Fuller
                                      Gilbert A. Fuller, Chief Financial Officer


Date: April 25, 2006


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